IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated June 30, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus,

each dated February 28, 2020 and

Statement of Additional Information (the “SAI”),

dated February 28, 2020 (as revised June 29, 2020),

for the iShares International Treasury Bond ETF (IGOV) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund no sooner than September 1, 2020, but not later than December 1, 2020.

	Current	New
Underlying Index	S&P International Sovereign Ex-U.S. Bond Index	FTSE World Government Bond Index – Developed Markets Capped Select Index
Index Provider	S&P Dow Jones Indices LLC	FTSE Fixed Income LLC

Change in the Fund’s “Principal Investment Strategies”

The first two paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Fund seeks to track the investment results of the FTSE World Government Bond Index – Developed Markets Capped Select Index (the “Underlying Index”), which measures the performance of fixed-rate, local currency, investment-grade, sovereign bonds from certain developed markets, and is a subset of the FTSE World Government Bond Index - Developed Markets (WGBI-DM) Index (the “Parent Index”). To be eligible for inclusion in the Underlying Index, the issuing country must be classified by the International Monetary Fund or by the

World Bank as a developed country, must meet market accessibility standards (as determined by FTSE), and must have a minimum market size greater than each of USD 50 billion, EUR 40 billion and JPY 5 trillion. Market size is defined as total outstanding market value of eligible securities. However, the Underlying Index excludes the U.S. The minimum credit rating for entry to the Underlying Index is A- by Standard & Poor’s Financial Services LLC (“S&P”) and A3 by Moody’s Investors Service, Inc (“Moody’s”). The Underlying Index includes bonds having a remaining maturity greater than one year. The market value-based weights of each individual country in the Underlying Index are capped at 21%. Furthermore, the total market weights of the countries with more than 4.6% market weight in the index cannot exceed 47% of the total index weight. Constituent securities of each country are assigned weights in proportion to their market value. The Underlying Index is rebalanced on a monthly basis at month end.

Change in the Fund’s “Summary of Principal Risks”

The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete “Risk of Investing in Japan.”

Change to the Fund’s “Index Provider” and “Disclaimers”

The section entitled “Index Provider” on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

FTSE is an independent company and is a provider in the creation and management of indexes, associated data services and analytical solutions. FTSE is owned by the London Stock Exchange Group companies. FTSE calculates more than 120,000 indexes daily, including more than 1,200 real-time indexes. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.

The first two paragraphs of the section entitled “Disclaimers” on pages 29-30 of the Prospectus are deleted in their entirety and replaced with the following:

“The Fund has been developed solely by BlackRock. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Underlying Index vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license.

The Underlying Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Underlying Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Underlying Index for the purpose to which it is being put by BlackRock.”

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The sections of the SAI entitled “The S&P Indexes” on page 57 and “S&P International Sovereign Ex-U.S. Bond Index” on pages 58-59 are deleted in their entirety and are replaced by the following new sections entitled “The FTSE Indexes” and “FTSE World Government Bond Index – Developed Markets Capped Select Index”:

The FTSE Indexes

FTSE World Government Bond Index – Developed Markets Capped Select Index

Number of components: approximately 737

Index Description. The FTSE World Government Bond Index – Developed Markets Capped Select Index (the “Underlying Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds, excluding the U.S., and is a subset of the FTSE World Government Bond Index – Developed Markets (WGBI-DM) Index (the “Parent Index”).

Index Methodology. To be eligible for inclusion, the issuing country must be classified by the International Monetary Fund or by the World Bank as a “Developed Country” and must have a minimum market size greater than each of USD 50 billion, EUR 40 billion and JPY 5 trillion. Market size is defined as total outstanding market value of eligible securities. However, the Underlying Index excludes the U.S. Countries will no longer be eligible for index inclusion when their market size falls below each of USD 25B, EUR 20B or JPY 2.5T, and stays below for three consecutive months. Countries are assigned a level of 0, 1 or 2, with 2 representing the highest level of accessibility. Market accessibility levels are assigned to each fixed-rate, local currency government market based on its fulfillment of a set of observable, transparent criteria. The assessment takes place across four dimensions: (i) market, macroeconomic and regulatory environment; (ii) foreign exchange market structure; (iii) bond market structure; and (iv) global settlement and custody. A local currency government debt market must have a value of 2 to satisfy the Parent Index accessibility criteria.

The minimum credit rating for entry to the Underlying Index is A- by Standard & Poor’s Financial Services LLC (“S&P”) and A3 by Moody’s Investors Service, Inc (“Moody’s”). The credit rating is first mapped to the S&P rating. If a bond is not rated by S&P but it is rated by Moody’s, the S&P equivalent of the Moody’s rating is assigned. If a bond is split-rated (an investment-grade rating by one rating agency and high-yield by the other), the S&P equivalent of the investment-grade rating is assigned to the index quality. These ratings remain unchanged for the entire performance month. Constituents will be removed from the index when their credit rating falls below BBB- by S&P and below Baa3 by Moody’s. The Underlying Index includes bonds having a remaining maturity greater than one year.

To be included in the Underlying Index, the minimum issue size must exceed the following thresholds based on the local currency: CAD 2.5 billion (excludes Bank of Canada Cash Management bond buybacks), DKK 20 billion, EUR 2.5 billion, NOK 20 billion, SEK 25 billion, GBP 2 billion (excludes Bank of England holdings), AUD 750 million, JPY 500 billion (20+ year bonds at JPY 450 billion) (excludes Bank of Japan holdings and Ministry of Finance buybacks), and SGD 1.5 billion.

The market value-based weights of each individual country in the Underlying Index are capped at 21%. Furthermore, the total market weights of the countries with more than 4.6% market weight in the index cannot exceed 47% of the total index weight. Constituent securities of each country are assigned weights in proportion to their market value. The Underlying Index is rebalanced on a monthly basis at month end.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-IGOV-0620

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